American Century California Tax-Free and Municipal Funds Prospectus Supplement California High-Yield Municipal Fund
Supplement dated August 1, 2009 ¡ Prospectus dated January 1, 2009

Effective August 1, 2009, the advisor waived 0.024% of California High-Yield Municipal’s management fee. The advisor expects this waiver to continue for one year and cannot terminate it without consulting with the Board of Trustees.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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